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                                                                    EXHIBIT 4.12

                            CERTIFICATE OF FORMATION

                                       OF

                       RELIANT ENERGY RETAIL HOLDINGS, LLC

         This Certificate of Formation of Reliant Energy Retail Holdings, LLC (the "Company") is being executed and filed by the undersigned authorized person for the purpose of forming a limited liability company under the Delaware Limited Liability Company Act (6 Del. Code Section 18-101 et seq.).

                                    ARTICLE I

         The name of the Company is Reliant Energy Retail Holdings, LLC.

                                   ARTICLE II

         The address of the registered office of the Company in the County of New Castle, State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the name of the registered agent of the Company at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on August 25, 2000.

                                                     Authorized Person

                                                     /s/ Richard B. Dauphin
                                                     ----------------------
                                                     Name: Richard B. Dauphin

                            CERTIFICATE OF FORMATION

                                       OF

                       RELIANT ENERGY RETAIL HOLDINGS, LLC

         This Certificate of Formation of Reliant Energy Retail Holdings, LLC (the "Company") is being executed and filed by the undersigned authorized person for the purpose of forming a limited liability company under the Delaware Limited Liability Company Act (6 Del. Code Section 18-101 et seq.).

                                    ARTICLE I

         The name of the Company is Reliant Energy Retail Holdings, LLC.

                                   ARTICLE II

         The address of the registered office of the Company in the County of New Castle, State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the name of the registered agent of the Company at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on August 25, 2000.

                                                     Authorized Person

                                                     /s/ Richard B. Dauphin
                                                     ----------------------
                                                     Name: Richard B. Dauphin